UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2025

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle
Rock Hill, South Carolina 29730
(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2025, 3D Systems Corporation (the “Company”) entered into a second supplemental indenture (the “Second Supplemental Indenture”) to that certain indenture, dated as of June 23, 2025 (as previously supplemented, the “2030 Notes Indenture”), among the Company, the guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee and collateral agent. The Second Supplemental Indenture was entered into following the receipt of the requisite consents under the 2030 Notes Indenture from holders of the Company’s 5.875% Convertible Senior Secured Notes due 2030 in exchange for cash payments by the Company to such holders in an aggregate amount of approximately $1.8 million.

The Second Supplemental Indenture amends Section 4.28 (Minimum Cash) of the 2030 Notes Indenture to reduce the amount of Qualified Cash (as defined in the 2030 Notes Indenture) required to be held by the Company as of the end of each fiscal quarter from $40,000,000 to $20,000,000, deletes Section 4.30 (Restricted Cash Account) of the 2030 Notes Indenture and releases the related lien on the Restricted Cash Amount (as defined in the 2030 Notes Indenture).

A copy of the Second Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference in Item 1.01 hereto. The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text in Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Second Supplemental Indenture, dated as of December 22, 2025, between 3D Systems Corporation and Wilmington Savings Fund Society, FSB, as trustee and collateral agent.
104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: December 22, 2025	/s/ Jeffrey A. Graves
Jeffrey A. Graves
President and Chief Executive Officer